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                                                                   Exhibit 10.33



                           ENZON PHARMACEUTICALS, INC.
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                      Executive Deferred Compensation Plan
                               (2005 Restatement)


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                           Enzon Pharmaceuticals, Inc.

                      Executive Deferred Compensation Plan


1.       STATEMENT OF HISTORY AND PURPOSE

         Effective November 1, 2003, Enzon Pharmaceuticals, Inc. established this deferred compensation plan for its key employees which, in its most recently amended form, is maintained under a document entitled "ENZON PHARMACEUTICALS, INC. Executive Deferred Compensation Plan (December 2003)" (the "Prior Plan Statement"). Effective January 1, 2005, this Plan is hereby amended and restated to comply with the deferred compensation provisions in the American Jobs Creation Act of 2004. The provisions in this restatement shall apply to both: (i) deferrals made which relate entirely to services performed on or before December 31, 2004 (i.e. with respect to compensation that was earned and vested as of 12/31/04) and (ii) deferrals which relate all or in part to services performed on or after January 1, 2005. No deferrals shall continue to be invested and distributed pursuant to the terms of the Prior Plan Statement.

         The purpose of the Enzon Pharmaceuticals, Inc. Executive Deferred Compensation Plan (the "Plan") is to aid Enzon Pharmaceuticals, Inc. (the "Company") and its subsidiaries in attracting and retaining key employees by providing a non-qualified compensation deferral vehicle.

2.       DEFINITIONS

         2.01 ANNUAL INCENTIVE COMPENSATION - "Annual Incentive Compensation" means the amount paid annually to the Participant under the Enzon Pharmaceuticals Management Incentive Plan before reductions for deferrals under this Plan or the Enzon Inc. Savings and Investment Plan.

         2.02 BASE SALARY - "Base Salary" means the Participant's annual basic rate of pay from the Company excluding Annual Incentive Compensation and other non-regular forms of compensation before reductions for deferrals under this Plan or the Enzon Pharmaceuticals, Inc. Savings and Investment Plan.

         2.03 BENEFICIARY - "Beneficiary" means the person or persons designated as such in accordance with Section 8.


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         2.04     BOARD OF DIRECTORS - "Board of Directors" means the Board of
                  Directors of the Company.

         2.05 COMMITTEE - "Committee" means the Vice President, Human Resources, Chief Financial Officer and Chief Executive Officer.

         2.06 CHANGE IN CONTROL - "Change in Control" means a "change in ownership or effective control" of the Company as defined in
                  Section 409A(a)(2) of the Internal Revenue Code and Treasury regulations or other guidance issued thereunder.

         2.07 DEFERRAL AMOUNT - "Deferral Amount" means the total amount of Elective Deferred Compensation and/or Non-Elective Deferred Compensation actually deferred by the Participant.

         2.08 DEFERRED COMPENSATION ACCOUNT - "Deferred Compensation Account" means the account maintained on the books of account of the Company for a Participant pursuant to Section 6.

         2.09 DISABILITY - "Disability" means the Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company.

         2.10 DISTRIBUTION DATE - "Distribution Date" means the date on which the Company makes distributions from the Participant's Deferred Compensation Account(s).

         2.11 EFFECTIVE DATE - "Effective Date" means the date on which this Plan restatement is effective, January 1, 2005. The original effective date of this Plan is November 1, 2003.

         2.12 ELECTION FORM - "Election Form" means the form or forms attached to this Plan and filed with the Company by the Participant in order to participate in the Plan. The terms and conditions specified in the Election Form(s) are incorporated by reference herein and form a part of the Plan.



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         2.13     ELECTIVE DEFERRED COMPENSATION - "Elective Deferred
                  Compensation" means the total amount elected to be deferred by an Eligible Employee on his/her Election Form.

         2.14 ELIGIBLE EMPLOYEE - "Eligible Employee" means any employee of the Company approved to participate by the Committee. It is the intention of the Company that all Participants satisfy the term "a select group of management or highly compensated employees" as provided in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA..

         2.15 INSOLVENCY - "Insolvency" means (i) Enzon Pharmaceuticals, Inc. is unable to pay its debts as they become due, or (ii) Enzon Pharmaceuticals, Inc. is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         2.16 NON-ELECTIVE DEFERRED COMPENSATION - "Non-Elective Deferred Compensation" means the amount awarded to a Participant by the Company pursuant to Section 4.02.

         2.17 PARTICIPANT - "Participant" means an Eligible Employee who is invited or selected to participate in the Plan by the Committee and who is participating in accordance with the provisions of Section 4.

         2.18 PLAN YEAR - "Plan Year" means the twelve month period beginning on January 1 and ending on December 31.

         2.19 SEPARATION FROM SERVICE - "Separation from Service" means the end of a Participant's employment with the Company and all affiliates for any reason other than Disability.

         2.20 SUBSTANTIALLY EQUAL INSTALLMENTS - "Substantially Equal Installments" means a series of annual payments, such that equal payments over the remaining payment period would exactly amortize the Participant's Deferred Compensation Account balance as of the Distribution Date if the investment return remained constant at the return credited as of the Valuation Date immediately preceding the Distribution Date for the remainder of the payment period.



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         2.21     UNFORESEEABLE EMERGENCY - "Unforeseeable Emergency" means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in section 152(a) of the Internal Revenue Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

         2.22 VALUATION DATE - "Valuation Date" means the date on which the value of a Participant's Deferred Compensation Account is determined. Unless and until changed by the Committee, the Valuation Dates within each Plan Year shall be any date that the New York Stock Exchange is open and conducting business, and such other dates as may be specified by the Committee.

         2.23 YEARS OF SERVICE - "Years of Service" means the cumulative years of continuous full-time employment with the Company beginning on the date the Participant first began service and each anniversary thereof.

3.       ADMINISTRATION OF THE PLAN

         3.01 PLAN ADMINISTRATION. The Plan shall be administered by the Committee. The Committee may assign duties to an officer or other employees of the Company, and may delegate such duties as it sees fit. An employee of the Company or Committee member who is also a Participant in the Plan shall not be involved in the decisions of the Company or Committee regarding any determination of any specific claim for benefit with respect to himself or herself. The Committee shall be responsible for the management, operation and administration of the Plan. In addition to any powers, rights and duties set forth elsewhere in the Plan, it shall have complete discretion to exercise the following powers and duties:

                  (a) adopt such rules and regulations consistent with the provisions of the Plan as it deems necessary for the proper and efficient administration of the Plan;


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                  (b)      administer the Plan in accordance with its terms and
                           any rules and regulations it establishes, and be responsible for the preparation, filing, and disclosure on behalf of the Plan of such documents and reports as are required by any applicable federal or state law;

                  (c) maintain records concerning the Plan sufficient to prepare reports, returns, and other information required by the Plan or by law;

                  (d) construe and interpret the Plan, and to resolve all questions arising under the Plan;

                  (e) authorize benefits under the Plan, and to give such other directions and instructions as may be necessary for the proper administration of the Plan; and

                  (f) employ or retain agents, attorneys, actuaries, accountants or other persons, who may also be Participants in the Plan or be employed by or represent the Company, as it deems necessary for the effective exercise of its duties, and may delegate to such persons any power and duties, both ministerial and discretionary, as it may deem necessary and appropriate, and the Committee shall be responsible for the prudent monitoring of their performance.

         3.02 DELEGATION OF DUTIES. The Committee may delegate any or all of its duties as to the administration of this Plan to other individuals or groups of individuals within the Company, as it deems appropriate.

         3.03. CLAIM FOR BENEFITS. Any claim for benefits under the Plan shall be made in writing to the Committee. If such claim for benefits is wholly or partially denied by the Committee, the Committee shall, within a reasonable period of time, but not later than sixty (60) days after receipt of the claim, notify the claimant of the denial of the claim. Such notice of denial shall be in writing and shall contain:

                  (a) The specific reason or reasons for the denial of the claim;

                  (b) A reference to the relevant Plan provisions upon which the denial is based;


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                  (c)      A description of any additional material or
                           information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary; and

                  (d)      A reference to the Plan's claim review procedure.

                  Upon the receipt by the claimant of written notice of the denial of a claim, the claimant may within sixty (60) days file a written request to the Committee, requesting a review of the denial of the claim, which review shall include a hearing if deemed necessary by the Committee. In connection with the claimant's appeal of the denial of his or her claim, he or she may review relevant documents and may submit issues and comments in writing. To provide for fair review and a full record, the claimant must submit in writing all facts, reasons and arguments in support of his or her position within the time allowed for filing a written request for review. All issues and matters not raised for review will be deemed waived by the claimant.

         3.04 REVIEW OF A DENIAL OF A CLAIM FOR BENEFITS. The Committee shall render a decision on the claim review promptly, but no more than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time, in which case the sixty (60) day period shall be extended to one hundred twenty (120) days. Such decision shall:

                  (a)      Include specific reasons for the decision;

                  (b) Be written in a manner calculated to be understood by the claimant; and

                  (c) Contain specific references to the relevant Plan provisions upon which the decision is based.

                  The decision of the Committee shall be final and binding in all respects on the Company, the claimant and any other person claiming an interest in the Plan through or on behalf of the claimant. No litigation may be commenced by or on behalf of a claimant with respect to this Plan until after and unless the claim and review process described in Sections 3.03 and 3.04 has been exhausted. Judicial review of Committee action shall be limited to whether the Committee acted in an arbitrary and capricious manner.


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4.       PARTICIPATION

         4.01     ELECTIVE PARTICIPATION.

                  (a) Any Eligible Employee may elect to participate in the Plan for a given Plan Year by filing a completed Election Form for the Plan Year with the Company. Except as otherwise provided herein, an Election Form to defer compensation for a Plan Year must be completed before the end of the immediately preceding Plan Year.

                                    (i) In the case of the first Plan Year in
                           which an Eligible Employee becomes eligible to participate in the Plan, no later than thirty (30) days after the employee is invited or selected for participation, such employee shall as a condition of participation complete such forms and make such elections as the Committee may require for the effective administration of this Plan. The Election Form may only be made with respect to compensation earned for services performed subsequent to the deferral election.

                                    (ii) With respect to Annual Incentive
                           Compensation earned for services performed over a Plan Year (or any other period of at least twelve
                           (12) months), any Election Form may provide for Annual Incentive Compensation deferrals if such election is made no later than six (6) months prior to the end of the service period over which the Annual Incentive Compensation is earned.

                  (b) An Election Form shall contain an election to defer a portion of the Participant's Base Salary and/or Annual Incentive Compensation in accordance with the following limitations. The maximum deferral shall be one hundred percent (100%) of the Participant's Base Salary (as defined in Section 2.03) and one hundred percent (100%) of Participant's Annual Incentive Compensation (as defined in Section 2.01). Provided, however, that no election will be effective to reduce amounts paid by the Company to an Eligible Employee to an amount which is less than the sum of the amount the Company is required to withhold for purposes of federal, state, and local income taxes, including FICA tax withholding and the amount the Company is required to withhold for contributions to any employee benefit plan (other than this Plan). A deferral election, once accepted by the Committee, shall be irrevocable for the Plan Year (or the service period, in the case of an Annual Incentive Compensation deferral) with respect to which it is made; provided, however, that if a Disability or Unforeseeable Emergency occurs during the period elected in the Election Form, the Participant's election shall be suspended, and further deferrals shall not be required.


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                  (c)      The Election Form shall also contain an election for
                           the time and manner of payment of the employee's deferral for such Plan Year (in the case of a Base Salary deferral) or the service period (in the case of an Annual Incentive Compensation deferral). The time for payment elected shall be a specified date which complies with the limitations under Section 7.01(a). A Participant may elect to allocate his or her deferral election in percentage increments (as determined by the Committee) to be paid at separate specified dates or in different manners, subject to the limitations under Section 7.01(a). In the absence of an election specifying the time and manner of payment, payment shall be made automatically in a lump sum upon the earliest of the events specified in Sections 7.01(b) through 7.01(d).

                  (d) A Participant may change the method of distribution to any other method permitted under Section 7.01(a) by submitting an election to the Committee, subject to the following limitations:

                                    (i) Such election must be submitted to and
                           accepted by the Committee at least twelve (12) months prior to the date a distribution to the Participant would otherwise have been made or commenced;

                                    (ii) The first distribution is delayed at
                           least five (5) years from such date;

                                    (iii) The election shall have no effect
                           until at least twelve (12) months after the date on which the election is made; and

                                    (iv) The election shall not reduce the
                           number of installment payments.


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         4.02     NON-ELECTIVE PARTICIPATION. The Committee can, in its sole discretion, award to a Participant Non-Elective Deferred Compensation. Any such credit of Non-Elective Deferred Compensation shall vest in accordance with such schedule as determined by the Committee at such time the credit is made, and shall be distributed in a manner consistent with the election last made by the particular Participant prior to the Plan Year in which the credit is made. The Committee's decision to make a credit in any year shall not require the Committee to approve similar awards at all to any Eligible Person, Participant or other person at any future date. The Company and the Committee shall not have any obligation for uniformity of treatment of any person, including but not limited to, Eligible Persons or Participants and their legal representatives and beneficiaries and employees of the Company.

5.       VESTING OF ELECTIVE DEFERRED COMPENSATION

         A Participant's Elective Deferred Compensation credited to his/her Deferred Compensation Account shall vest immediately.

6.       ACCOUNTS AND VALUATIONS

         6.01 DEFERRED COMPENSATION ACCOUNTS. The Committee shall establish and maintain a separate Deferred Compensation Account for each Participant for each Plan Year. Deferred amounts will be credited to a Participant's account within fourteen (14) days of the time at which the amount would otherwise have been paid. Any Non-Elective Deferred Compensation awarded to a Participant shall be credited to the Participant's Deferred Compensation Account on such date as specified by the Committee.

         6.02 DEFERRED COMPENSATION ACCOUNT INVESTMENT OPTIONS. The Committee shall designate from time to time one or more investment options in which Deferred Compensation Accounts may be deemed invested. A Participant shall allocate his or her Deferred Compensation Account among the deemed investment options by filing with the Committee an Investment Allocation Election Form or by making an election through such other procedures proscribed by the Committee (including telephonic or electronic procedures). A Participant may elect to allocate his or her Deferred Compensation Account in percentage increments (as determined by the Committee) among as many of the investment options which are offered by the Company. Any such investment allocation election shall be subject to such rules as the Committee may prescribe, including, without limitation, rules concerning the manner of making investment allocation elections and the frequency and timing of changing such investment allocation elections.


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                  The Committee shall have the sole discretion to determine the number of deemed investment options to be designated hereunder and the nature of the options and may change or eliminate the investment options from time to time. For each deemed investment option the Committee shall, in its sole discretion, select a mutual fund(s), an investment index, or shall create a phantom portfolio of such investments as it deems appropriate, to constitute the investment option. The Committee shall adopt rules specifying the deemed investment options, the circumstances under which a particular option may be elected (or shall be automatically utilized), the minimum or maximum percentages which may be allocated to the investment option, the procedures for making or changing elections, the extent (if any) to which beneficiaries of deceased Participants may make investment elections and the effect of a Participant's or beneficiary's failure to make an effective investment election with respect to all or any portion of a Deferred Compensation Account. The Committee shall determine the amount and rate of investment gains or losses with respect to any deemed investment option for any period, and may take into account any deemed expenses which would be incurred if actual investments were made.

         6.03 CREDITING AND ADJUSTMENT OF ACCOUNTS. As of each Valuation Date, the value of the Participant's Deferred Compensation Account shall consist of the balance as of the immediately preceding Valuation Date, plus the amount of any Elective and Non-Elective Deferred Compensation credited since the preceding Valuation Date, minus the amount of all distributions, if any, made from such Deferred Compensation Account since the preceding Valuation Date. The Participant's Deferred Compensation Account shall be adjusted for income, gains or losses as of each Valuation Date.

         6.04 EXCESS 401(k) MATCHING CREDIT. A Participant's Deferred Compensation Account will be credited with an Excess 401(k) Matching Credit as follows:



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                  (a)      MATCHABLE ANNUAL DEFERRAL. The Matchable Annual
                           Deferral shall be that portion of a Participant's Deferral Amount for each Plan Year which is less than or equal to: (i) six percent (6%) of the total Base Salary plus Annual Incentive Compensation for a Plan Year minus (ii) the amount of Elective Contribution to the Enzon Pharmaceuticals, Inc. 401(k) Savings and Investment Plan made by the Participant for which the Participant received an Employer Matching Contribution under the Enzon Pharmaceuticals, Inc. 401(k) Savings and Investment Plan for the same Plan Year. However, if the Participant does not make the maximum deferral under the the Enzon Pharmaceuticals, Inc. 401(k) Savings and Investment Plan that is eligible for a matching contribution under such Plan for any Plan Year (generally at least 6% of eligible compensation), the Matchable Annual Deferral for such Plan Year shall be zero.

                  (b) EXCESS 401(K) MATCHING CREDIT. The Excess 401(k) Matching Credit shall be 50% of the value of the Matchable Annual Deferral for the Plan Year; provided, however, that in no event shall the Excess 401(k) Matching Credit exceed 3% of the sum of Base Salary and Annual Incentive Compensation for a Plan Year. Such amount shall be credited no later than as nearly as administratively practicable following the end of the Plan Year to which they relate.

                  (c) VESTING. The Participant's right to receive the Excess 401(k) Matching Credits credited to the Participant's Deferred Compensation Account shall vest in accordance with the following schedule:


                           ---------------------------- ---------------------
                            Completed Years of Service    Vested Percentage
                           ---------------------------- ---------------------
                                        0-1                       0%
                           ---------------------------- ---------------------
                                        1-2                      20%
                           ---------------------------- ---------------------
                                        2-3                      40%
                           ---------------------------- ---------------------
                                        3-4                      60%
                           ---------------------------- ---------------------
                                        4-5                      80%
                           ---------------------------- ---------------------
                                        5+                      100%
                           ---------------------------- ---------------------

                           Notwithstanding the foregoing, a Participant's Excess 401(k) Matching Credits shall become fully (100%) vested upon the Participant's death, Disability, Separation from Service at or after age 55 or upon the occurrence of a Change in Control or Insolvency of the Company.



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         6.05     NATURE OF ACCOUNT ENTRIES. The establishment and maintenance of Participants' Deferred Compensation Accounts and the crediting of gains and losses pursuant to this Section 6 shall be merely bookkeeping entries and (notwithstanding the establishment of any grantor trust pursuant to Section 10.02) shall not be construed as giving any person any interest in any specific assets of the Company or of any subsidiary of the Company or any trust created by the Company, including any investments owned by the Company or any such subsidiary or trust. The hypothetical investment of the Participant's Deferred Compensation Accounts shall be for bookkeeping purposes only, and shall not require the establishment of actual corresponding funds or investments by the Committee or the Company. Benefits accrued under this Plan shall constitute an unsecured general obligation of the Company.

7.       BENEFITS

         7.01     NORMAL BENEFIT

                  (a) SPECIFIED TIME AND FORM. A Participant may elect pursuant to Section 4.01 to receive or commence distribution as of a specified date which shall be subject to the following requirements:

                                    (i) such specified date shall be: (1) a date
                           certain as of the time of election (e.g., January 1, 2010), or (2) the date of the Participant's Separation from Service; and

                                    (ii) such specified date shall actually
                           occur on or prior to the Participant's Separation from Service, Disability, death or a Change in Control.

                           A Participant's Deferred Compensation Account (or the portion thereof to which the election applies) shall be paid to the Participant in accordance with the terms of the Participant's Election Form. Distribution of the Participant's Deferred Compensation Account shall be determined as of the Valuation Date coincident with or next following such specified date and shall be paid to the Participant in a lump sum or in annual Substantially Equal Installments, subject to a maximum of ten (10) annual installments, as specified in the Participant's Election Form.

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                  (b)      SEPARATION FROM SERVICE OR DISABILITY.
                           Notwithstanding the provisions of Section 7.01(a), if a Participant incurs a Disability or Separation from Service before the specified date for which payment of a deferral is to be made or commenced, the value of such deferral (as adjusted for earnings, gains or losses) shall be determined as of the Valuation Date coincident with or next following such Separation from Service and shall be paid to the Participant in a lump sum or in Substantially Equal Installments in accordance with the manner elected by the Participant under Section 7.01(a). In the event a distribution is made pursuant to this Section 7.01(b), the Participant shall immediately cease to be eligible for any other benefit provided under this Plan. Notwithstanding the foregoing, where payment under this Section 7.01(b) is made to any "key employee" (as defined under Section 409A of the Internal Revenue Code) on account of Separation from Service, such payment shall commence no earlier than six (6) months following a Separation from Service (or upon the death of the employee, if earlier) if required to comply with Section 409A of the Internal Revenue Code.

                  (c) DEATH. In the event of a Participant's death before a complete distribution of his or her account, the Participant's designated Beneficiary will receive an amount equal to the Participant's Deferred Compensation Account, and such amount shall be paid in a single sum or annual installments (not to exceed
                           10) in accordance with the Participant's election.

                  (d) CHANGE IN CONTROL. Notwithstanding any of the foregoing provisions in this Section 7.01, upon a Change in Control before distribution of the Participant's entire Deferred Compensation Account has been made, distribution of the Participant's entire Deferred Compensation Account balance determined as of the Valuation Date coincident with or next following such Change in Control shall be paid to the Participant in a lump sum.

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                  (e)      SMALL ACCOUNTS. Notwithstanding any payment method
                           elected by a Participant or Beneficiary, the Company will pay in a lump sum, any Deferred Compensation Account balance which is $10,000 or less.

                  (f) TIME OF DISTRIBUTION. Actual distribution shall occur as soon as is practicable (but no later than thirty
                           (30) days) following the applicable Valuation Date for which such the value of the Participant's Deferred Compensation Account is determined.

          7.02 HARDSHIP BENEFIT. In the event that the Committee, upon written petition of the Participant, determines in its sole discretion, that the Participant has suffered an Unforeseeable Emergency, the Company may pay to the Participant, as soon as is practicable following such determination, an amount necessary to meet the emergency, not in excess of the Deferred Compensation Account credited to the Participant. The Deferred Compensation Account of the Participant thereafter shall be reduced to reflect the payment of a Hardship Benefit.

         7.03 TAXES; WITHHOLDING. To the extent required by law, the Company shall withhold from payments made hereunder an amount equal to at least the minimum taxes required to be withheld by the federal, or any state or local, government.


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Enzon Pharmaceuticals, Inc.            Deferred Compensation Plan For Executives
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8.       BENEFICIARY DESIGNATION

         At any time prior to complete distribution of the benefits due to a Participant under the Plan, he/she shall have the right to designate, change, and/or cancel, any person(s) or entity as his/her Beneficiary (either primary or contingent) to whom payment under this Plan shall be made in the event of his/her death. Each beneficiary designation shall become effective only when filed in writing with the Company during the Participant's lifetime on a form provided by the Company. The filing of a new beneficiary designation form will cancel all previously filed beneficiary designations. Further, any finalized divorce of a Participant subsequent to the date of filing of a beneficiary designation form in favor of Participant's spouse shall revoke such designation. Additionally, the spouse of a Participant domiciled in a community property jurisdiction shall join in any designation of Beneficiary other than the spouse.

         If a Participant fails to designate a Beneficiary as provided above, or if his/her beneficiary designation is revoked by divorce or otherwise without execution of a new designation, or if all designated Beneficiaries predecease the Participant, then the distribution of such benefits shall be made to the Participant's estate. If a Beneficiary survives the Participant but dies before receiving a complete distribution of benefits, any remaining amount shall be paid to the estate of such Beneficiary in a lump-sum.

9.       AMENDMENT AND TERMINATION OF PLAN

         9.01 AMENDMENT. The Committee may amend the Plan at any time in whole or in part, provided, however, that, except as provided in Section 9.02 and Section 6.02, no amendment shall, absent consent of the Participant, be effective to decrease the benefits under the Plan payable to any Participant or Beneficiary with respect to any Elective or Non-Elective Deferred Compensation deferred prior to the date of the amendment. Written notice of any amendments (other than amendments that are administrative in nature) shall be given to each Participant in the Plan.

         9.02     TERMINATION OF PLAN

                  (a) COMPANY'S RIGHT TO TERMINATE. The Committee may terminate the Plan at any time.

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Enzon Pharmaceuticals, Inc.            Deferred Compensation Plan For Executives
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                  (b)      PAYMENTS UPON TERMINATION. Upon any termination of
                           the Plan under this section, Compensation shall cease to be deferred prospectively, and, with respect to Compensation deferred previously, the Company will pay to the Participant (or the Participant's Beneficiary, if after the Participant's death), in a lump-sum, the value of his/her vested Deferred Compensation Account. Notwithstanding the foregoing, such payments shall be made upon Plan termination only to the extent permissible under Section 409A of the Internal Revenue Code and related Treasury regulations and guidance.

10.      MISCELLANEOUS

         10.01 UNSECURED GENERAL CREDITOR. Participants and their beneficiaries, heirs, successors and assignees shall have no legal or equitable rights, interests, or other claims in any property or assets of the Company, nor shall they be beneficiaries of, or have any rights, claims, or interests in any life insurance policies, annuity contracts, or the policies therefrom owned or that may be acquired by the Company ("policies"). Such policies or other assets of the Company shall not be held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets and policies shall be and will remain general, unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be that of an unfunded and unsecured promise of the Company to pay money in the future.

         10.02 GRANTOR TRUST. Although the Company is responsible for the payment of all benefits under the Plan, the Company, in its sole discretion, may contribute funds as it deems appropriate to a grantor trust for the purpose of paying benefits under this Plan. Such trust may be irrevocable, but assets of the trust shall be subject to the claims of creditors of the Company. To the extent any benefits provided under the Plan actually are paid from the trust, the Company shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Company. Participants shall have the status of unsecured creditors on any legal claim for benefits under the Plan, and shall have no security interest in or any other preferential right to any assets held by such grantor trust. In the event of the Company's insolvency or bankruptcy, the trust assets are treated like other corporate assets of the Company and are subject to the claims of the Company's creditors. A Participant's claim for deferred compensation will be treated like any other claim by the Company's unsecured creditors, with no special preference for Participants.

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Enzon Pharmaceuticals, Inc.            Deferred Compensation Plan For Executives
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         10.03    SUCCESSORS AND MERGERS, CONSOLIDATIONS OR CHANGE IN CONTROL.
                  The terms and conditions of this Plan shall inure to the benefit of the Participants and shall bind the Company, its successors, assignees, and personal representatives. If substantially all of the stock or assets of the Company are acquired by another entity, or if the Company is merged into, or consolidated with, another entity, then the obligations created hereunder shall be obligations of the acquirer or successor entity.

         10.04 NON-ASSIGNABILITY. Neither a Participant, nor any other person, shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, or convey in advance of the actual receipt, any amounts payable hereunder, or any part thereof. All rights to payments expressly are declared to be unassignable and nontransferable. No part of the amounts payable, prior to actual payment, shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant, or any other person, nor shall they be transferable by operation of law in the event of a Participant's, or any other person's, bankruptcy or insolvency.

         10.05 EMPLOYMENT OR FUTURE ELIGIBILITY TO PARTICIPATE NOT GUARANTEED. Nothing contained in this Plan, nor any action taken hereunder, shall be construed as a contract of employment, or as giving any Eligible Employee any right to be retained in the employ of the Company. Designation as an Eligible Employee may be revoked at any time by the Committee with respect to any Compensation not yet deferred.

         10.06 PROTECTIVE PROVISIONS. A Participant will cooperate with the Company by furnishing any and all information reasonably requested by the Company in order to facilitate the payment of benefits hereunder, including, but not limited to, taking such physical examinations as the Company reasonably may deem necessary (if the Company purchases life insurance to informally fund the Plan) and taking such other relevant action as may be reasonably requested by the Company. If a Participant refuses to cooperate, the Company shall have no further obligation to the Participant under the Plan, except for the distribution to Participant of his or her Deferral Amount.

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Enzon Pharmaceuticals, Inc.            Deferred Compensation Plan For Executives
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         10.07    INDEMNIFICATION. No employee of the Company or member of the
                  Committee shall be liable to any person for any action taken or omitted in connection with the administration of this Plan unless attributable to his or her own fraud or willful misconduct, and the Company agrees to indemnify and to defend to the fullest extent permitted by law any officers or employees who serve on the Committee administering the Plan. This indemnification shall not duplicate, but may supplement any coverage available under any applicable insurance coverage.

         10.08 RECEIPT AND RELEASE. Any payment to any Participant or beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against Enzon Pharmaceuticals, Inc., the Plan Administrator and the Trustee under the Plan, and the Plan Administrator may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect. If any Participant or Beneficiary is determined by the Committee to be incompetent by reason of physical or mental disability (including minority) to give a valid receipt and release, the Company may cause the payment or payments becoming due to such person to be made to another person for his or her benefit without responsibility on the part of the Company to follow the application of such funds.

         10.08 GENDER, SINGULAR AND PLURAL. All pronouns, and any variations thereof, shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person(s) or entity(s) may require. As the context may require, the singular may be read as the plural and the plural as the singular.

         10.09 CAPTIONS. The captions to the articles, sections, and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

         10.10 APPLICABLE LAW. This Plan shall be governed and construed in accordance with the laws of the State of New Jersey.

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Enzon Pharmaceuticals, Inc.            Deferred Compensation Plan For Executives
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         10.11    VALIDITY. In the event any provision of this Plan is found to be invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

         10.12 NOTICE. Any notice or filing required or permitted to be given to the Company or the Committee shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company at 685 Route 202/206, Bridgewater, NJ 08807, directed to the attention of the Vice President, Human Resources. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice to the Participant shall be addressed to the Participant at the Participant's residence address as maintained in the Company's records. Any party may change the address for such party here set forth by giving notice of such change to the other parties pursuant to this Section.

                                      E-27